UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09613

Legg Mason Investment Trust, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Investment Commentary and

Annual Repor t

Legg Mason Capital Management

Opportunity Trust

This booklet includes a prospectus supplement, immediately following the Annual Report and the Legg Mason Funds Privacy and Security Notice, with important information about the reorganization of the Fund into a series of a Maryland statutory trust.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management Opportunity Trust

Fund objective

The Fund seeks long-term growth of capital.

Investment commentary

The best thing we can say about 2011 is that it’s over. The broad stock market ended 2011 not far from where it began, but it did so in a fashion reminiscent of Disney’s Mr. Toad’s Wild Ride. After starting the year with solid gains in January, the market was hit with three separate shocks. First, the unrest in the Arab world that toppled several governments and threatened others led to a sharp rise in oil prices and significant slowdown in gross domestic product (“GDP”)i growth. Second, the Japanese earthquake disrupted both growth in the world’s third largest economy and global supply chains in Technology and Autos. Finally, the on-going crisis in European sovereign debt flared anew as yields soared in Spain and Italy and fears grew of a collapse of the Eurozone with potentially grave consequences for the global financial system.

It is a testament to the underlying resilience of the U.S. economy and the strength of our companies that with all of this, corporate earnings grew double digits and reached a new all-time high. By and large, investors seemed not to care, as they continued to sell stocks in the U.S. at cheap prices to buy government bonds trading at the most expensive prices in history. The stocks that did best in 2011 were either large-capitalization companies with high and growing dividends, companies perceived to be “quality” regardless of price, or companies that exhibited price momentum. The worst things to own were mostly where we were invested: deep value companies with low prices in relation to earnings or book value, turnarounds, and companies in depressed sectors such as Housing.

Valuation based strategies in general have performed poorly for several years, the exception being 2009. Our Fund has suffered as a result, and 2011 was our second worst year ever; only the crisis year of 2008 was worse. In contrast, when valuation factors worked in 2009, we had our best year ever. The poor performance of valuation based strategies over most of the past five years has led to a market containing exceptional pockets of value and which we believe could result in many years of solid returns for shareholders when value begins to matter again.

We are encouraged by the market’s getting off to a fast start in 2012, with the best January so far in more than a decade. Even better, the market has been led by the areas we believe contain the best values, including Housing and Financials, a sign that perhaps this will be a year where the best values in

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management Opportunity Trust	III

the market are also among the best performing stocks in the market. If so, this could be a very rewarding year for shareholders and you certainly deserve it given your patience and confidence. Longer-term, we believe the combination of low valuations, poor sentiment and improving fundamentals provide a foundation for strong returns.

Our poor results in 2011 were surprising in comparison to those of 2008. In 2008, the world suffered one of the worst financial crises in history, the worst recession since the Great Depression, and a complete disruption of the credit markets which sent corporate bond spreads to the widest levels in history relative to government bonds. The stock market got crushed and if you were in equities so did you, as the world economic situation deteriorated dramatically and earnings collapsed. As the economic situation darkened and the market fell in 2008, our companies’ fundamentals likewise deteriorated. In 2011, it was the fear of a repeat of 2008 that coursed through the markets and that hit our companies especially hard. Unlike 2008 though, in most cases our companies’ fundamentals largely tracked our expectations, which made the losses we experienced extremely frustrating. Valuation proved no bulwark against stock declines.

Three areas where we have significant exposure — Financials, Housing and Airlines — exemplify what happened last year. The earnings growth and dividend growth of the Financials sector were among the best in the market in 2011, yet the stocks performed dismally, falling on average over 20%, and this from already low levels of valuation. Housing remained depressed in 2011, but we began to see stabilization in the prices of non-distressed homes, while new housing inventories and starts were at fifty-year lows, while affordability was at a fifty-year high. Yet, Housing stocks, such as Pulte Homes and KB Homes, traded at prices lower than the bottom in 2008, when housing prices, affordability, inventories, and starts were all headed in the wrong direction. Prices were slated to fall over 30%, and billions of dollars of land impairments were ahead for the industry, yet the stocks were higher then than they were in 2011, when the companies’ write-offs were ending and many were turning profitable again. Go figure. Finally Airlines. We are under no illusions about this industry, which is perhaps the worst in the history of the world to have tried to invest in long term. Yet, while the stocks were predictably getting battered by high oil prices and economic fears, the industry was putting in one of its best years in a decade. Debt is being paid down, the leading companies such as UAL and Delta could be rated investment grade in a few years and are solidly profitable, yet the stocks trade at lower valuations than at the bottom of the crisis when they were losing money and struggled to sell even secured debt.

When pessimism was at its peak in 2011, and we felt like jumping out the window due to the disconnect between prices and fundamentals, there was one voice of reason. As usual, it was Mr. Buffett, who urged people to buy stocks at the bottom in 2008 and they responded by selling. Near the lows last year, he was quoted in the New York Times saying, “We are coming out of this one, I am virtually certain. I see figures on 70-some companies daily. I have a lot of information coming in and basically everything to do with home construction is as bad as it has ever been, and everything else is getting better.” Interestingly, since that time, even home construction has shown notable improvement.

The Investment Commentary is not a part of the Annual Report.

IV	Legg Mason Capital Management Opportunity Trust

Investment commentary (cont’d)

The post housing bubble and financial crisis recovery we’ve witnessed has tracked almost perfectly to past crises across a variety of fundamental metrics, including housing prices, employment, government debt and returns of various assets. Growth has been lackluster and legacy problems have lingered. History suggests it takes eight to nine years for output to again match its potential; so we are about halfway through. Fortunately, growth picks up significantly in the second half of a recovery, indicating an upcoming acceleration if history holds. Likewise, housing prices generally turn up around this point, and equities and financial assets gain momentum. That is what we are seeing here early in 2012.

The Fund remains positioned in deep value names. We still hold major positions in Airlines, Home Builders and Financials. In our opinion, it is safe to say very few, if any, investors are positioned as we are, since most investors behave about the way everyone else does, reacting to news and trying not to stand out too much lest they be wrong and criticized for it. For shareholders with investments that are in line with how most others are positioned, one thing this Fund provides in this environment is diversification, which is valuable in itself, or so financial theory says.

As indicated earlier, we are getting off to a fast start in 2012, as the world is surprisingly not falling apart as many feared. The new head of the European Central Bank, Mario Draghi, has acted creatively and courageously to supply much needed liquidity to European banks, which in turn has led to a reduction in many indicators of global risk, and a relief rally in risk assets such as Financials. Financials are still extremely cheap and largely reviled. JP Morgan just reported RECORD annual earnings for 2011, even with legal and credit costs still well above normal levels. While earnings are at the highest level ever, the stock is about half of its peak and at 80% of book value. Headlines focused on “weak” revenues, which of course matter less than earnings, reflecting the negative sentiment towards Financials overall. We continue to believe these hated “deep value” names will provide the most upside over the long-term. We believe these companies have made significant improvements to protect themselves in the case of another downturn, a fact the market doesn’t appreciate. Unfortunately, the gyrations in sentiment as people oscillate between confidence and fear cause heightened volatility, which we do not enjoy, but we do believe the long-term reward will compensate us for.

Given the high level of overall pessimism, the low valuation of names in our portfolio, the strong tendency for reversion to the mean in the market after a poor year last year and the growing indications of economic improvement, we believe 2012 could be a very good year for us. Europe is the wildcard, but we believe everything except a catastrophe is already priced in. Our companies continue to perform well overall despite poor stock performance. Combine this with very low expectations and it should be a recipe for long-term outperformance. We will work hard to deliver on this goal for you, and we appreciate your support and welcome your comments.

Bill Miller, CFA

Samantha McLemore, CFA

January 26, 2012

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management Opportunity Trust	V

Discussion of individual securities is intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security.

Portfolio holdings and breakdowns are as of December 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Ellington Financial LLC (5.4%), United Continental Holdings Inc. (4.9%), Genworth Financial Inc., Class A Shares (4.2%), Pangaea One, LP (4.2%), Assured Guaranty Ltd. (4.1%), Lennar Corp., Class A Shares (4.1%), Ares Capital Corp. (4.0%), Pulte Homes Inc. (3.9%), AP Alternative Assets, LP (3.6%) and MGIC Investment Corp. (3.4%). Please refer to pages 13 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2011 were: Financials (41.3%), Consumer Discretionary (18.9%), Information Technology (18.9%), Industrials (9.4%) and Investment Funds (7.9%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio managers as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

The Investment Commentary is not a part of the Annual Report.

December 31, 2011

Annual Repor t

Legg Mason Capital Management

Opportunity Trust

This booklet includes a prospectus supplement, immediately following the Annual Report and the Legg Mason Funds Privacy and Security Notice, with important information about the reorganization of the Fund into a series of a Maryland statutory trust.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	1

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Capital Management Opportunity Trust for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting	R. Jay Gerken, CFA
Chairman	President

January 27, 2012

2	Legg Mason Capital Management Opportunity Trust 2011 Annual Report

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. The Fund’s adviser exercises a flexible strategy in the selection of investments, not limited by investment style or asset class. The Fund may invest in U.S. and foreign equity and fixed-income securities, derivatives and other financial instruments including, but not limited to, private equity and hedge funds. The Fund may also engage to a substantial degree in short sales and can borrow money for investment purposes in amounts up to 10% of its net assets.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equities began the year on a strong foot, bolstered by corporate earnings and overcoming the effects of a natural disaster in Japan and foreign political turmoil. However, about halfway into the year, concerns over a brewing European liquidity crisis coupled with a downgrade of the U.S. debt rating shook investor confidence and sent the markets sharply lower in a volatile and troubling third quarter. Stocks rebounded, however, once the S&P 500 Indexi reached a level just under 1100, providing a strong fourth quarter to close out the year. All in all, the S&P 500 finished nearly flat for the year, with a positive return provided solely by dividends, amid uncertainty surrounding the sovereign debt crisis, and despite record corporate earnings and largely consensus-beating economic indicators.

Stocks opened 2011 with the strongest first quarter in more than a decade, as almost every major index posted gains between 5% and 10%. Investors continued to find reasons for bullishness despite political unrest in North Africa and the Middle East, as economic data indicated gathering strength in the recovery and a turnaround in the jobs market. In mid-March, the tsunami in Japan sent the S&P 500 into a 3.6% dive as investors were uncertain of the disaster’s impact on the world’s third largest economy. U.S. equities quickly recovered from this plunge until the market took a hit in April, after Standard & Poor’s ratcheted down the U.S. credit outlook to “negative” due to large budget deficits and a politically polarized budget process. However, a strong earnings season carried stocks past this dip to post almost 3.0% in gains on the month. Investors saw a volatile decline throughout May and June with rising commodity prices and emerging evidence of a slowdown in manufacturing growth in China and Europe served to deepen concerns that a global slowdown may gain momentum. Headlines in June focused on weak employment reports, falling second quarter U.S. gross domestic product (“GDP”)ii estimates, the conclusion of QE2, and the ongoing debate over the U.S. debt ceiling. Markets also became more short-term oriented and reactionary in the face of broad uncertainty surrounding the growing European sovereign debt problems.

The market started to struggle fairly early in the third quarter and posted losses in each month, resulting in the largest quarterly loss since the financial crisis in 2008. The market was rocked by events on both sides of the Atlantic, including a U.S. debt ceiling show-down and escalating European sovereign debt problems. The U.S. Congress squabbled right up to the deadline date, but finally reached a deal with the Obama administration, although not a long-term solution to the country’s structural deficits. Standard & Poor’s reacted several days later by lowering its U.S. government sovereign debt rating from AAA to AA+ with a negative outlook. Increased uncertainty and a darkening economic outlook for Europe, which threatens to spill over into China and possibly the U.S., sent market volatility to historically high levels. In its September 21st statement, the Federal Reserve Board (“Fed”)iii described the downside risks to

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	3

the U.S. economy as “significant,” producing fresh anxiety for investors and causing the market to sell off over 6% in two days. In that same meeting, the Fed introduced the widely expected “Operation Twist,” which is a $400 billion sterilized asset purchase program aimed at lowering long-term rates and improving the mortgage market.

Equities rebounded in the fourth quarter as markets continued to exhibit what is colloquially known as “risk-on/risk-off” behavior, reacting to European debt crisis developments, economic indicators, and corporate earnings. European Union (“EU”) summit meetings yielded concrete steps towards containing and possibly remedying Europe’s mounting debt issues, ultimately leading EU leaders to introduce the European Financial Stabilization Mechanism, a proposed temporary €500 billion bailout fund expected to launch in early 2012. Additionally, leadership changes swept through some of Europe’s most debt-burdened countries, which were received as generally positive developments by the market. The Fed, in a coordinated effort with the European Central Bank, Swiss National Bank and Bank of England, Japan and Canada, lowered the U.S. dollar liquidity swap rate fifty basis points in an effort to “provide liquidity support” and “ease strain in financial markets.” Many economic indicators printed at better-than-feared levels and corporate earnings were again strong. Payroll numbers were revised higher for the fifth consecutive month, consumer spending expanded, retail sales were up each month during the fourth quarter, and GDP grew at an annualized rate of 1.8%. 328 companies in the S&P 500 beat estimates, while expectations were revised lower heading into 2012, but still on pace to finish at record levels.

Q. How did we respond to these changing market conditions?

A. While the market experienced large fluctuations but largely ended flat during 2011, we continued to believe that our “deep-value” companies contained the most upside. We added to our Health Care exposure throughout the year, as we believe many Health Care companies have very attractive business models, growth potential and trade in the bottom decile of historical valuation. We took advantage of attractive valuation to add companies like Teva Pharmaceuticals, Dendreon, BG Medicine and HCA Holdings. The net portfolio effect of this move was to more than double the Fund’s weight in Health Care from 2.6% as of the end of 2010 to a 5.7% position at year’s end. Additionally, Utilities moved from a 4.3% position, approximately one percentage point overweight the S&P 500, to no weight at the end of 2011 as we exited AES Corp.

We increased the Fund’s overweight position in Financials from roughly 22% overweight the S&P 500 to nearly 30% overweight. We added to higher-yielding Financials, such as mortgage real estate investment trusts (“REITs”)iv like Annaly Capital Management, American Capital Agency and New York Community Bancorp, which tend to be more defensive and provide diversification to the Fund. As a group, Financials are trading near multi-decade low valuations on many metrics and near all-time lows on price-to-bookv. The KBW Bank Indexvi currently trades at 79% of book value, with some names trading at a vastly steeper discount. We also swapped most of our exposure in Bank of America from the warrants to the common stock. We bought the warrants when the U.S. government auctioned them off. They came priced very cheaply to the common, outperformed the common and are now overpriced on most warrant models.

The Fund remains positioned in what our research shows are “deep value” areas. We have held onto companies that were hit the hardest in the financial crisis and whose subsequent recovery was the greatest. The stock prices of these companies performed

4	Legg Mason Capital Management Opportunity Trust 2011 Annual Report

Fund overview (cont’d)

quite poorly last year as European sovereign debt and banking problems caused investors to discount a replay of the financial crisis and ignore the improvement in underlying business fundamentals. We continue to believe these companies are the most undervalued over the long term and that they have made significant improvements to protect themselves in the event of another financial crisis. While the market has priced in significant odds of another crisis, we do not believe it is accurately measuring the odds of a turn for the better.

Performance review

For the twelve months ended December 31, 2011, Class C shares of Legg Mason Capital Management Opportunity Trust, excluding sales charges, returned -34.94%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 2.11% for the same period. The Lipper Mid-Cap Value Funds Category Average1 returned -4.65% over the same time frame.

Performance Snapshot as of December 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Capital Management Opportunity Trust:
Class A	-28.29%	-34.40%
Class C	-28.59%	-34.94%
Class R	-28.42%	-34.71%
Class FI	-28.30%	-34.47%
Class I	-28.11%	-34.15%
S&P 500 Index	-3.69%	2.11%
Lipper Mid-Cap Value Funds Category Average[1]	-10.15%	-4.65%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2011, the gross total annual operating expense ratios for Class A, Class C, Class R, Class FI and Class I shares were 1.72%, 2.49%, 2.08%, 1.87% and 1.42%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Hard disk drive manufacturer Seagate contributed to performance as the stock benefited from the Thailand floods. We had believed Seagate’s fundamental results were more sustainable than the market believed and added to the stock when the yield approached 6%. The market came to the same conclusion in the second half of the year as Seagate weathered the Thailand disruption better than competitors, allowing it to take share and benefit from price hikes due to supply constraints. Management reported better-than-expected earnings for its September quarter and later raised its quarterly revenue guidance above analysts’ projections. We

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 245 funds for the six-month period and among the 241 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	5

continue to believe this position provides an attractive risk-adjusted return profile with shares trading at less than four times 2012 earnings projections, but we have lightened the position on strength.

Homebuilder Lennar was among the top contributors to the portfolio’s performance as economic data indicated an improvement in housing starts and sale of existing homes in the final quarter of the year. Lennar has a gross margin advantage over its competitors due to savvy land acquisition strategy and efficient home construction. Management has also launched a real estate investment fund, Rialto, to acquire distressed properties, which has the potential to also contribute to the bottom line going forward.

Micron rebounded from being one of the S&P 500’s worst names of 2010 to a top contributor to the portfolio in the first and second quarter of 2011 after investors gained confidence the semiconductor maker would see better pricing – and higher margins – going forward. First, the stock popped on January comments from a vice president that memory chip prices were on the rise, easing investor fears of a supply glut. That was followed up by financial trouble at a key Taiwanese competitor and the Japan earthquake, which further limited supplies for some of Micron’s competition. As the name has had a remarkably strong run to start the year, we slowly exited the position as it approached our estimate of fair value.

Q. What were the leading detractors from performance?

A. Eastman Kodak was the largest detractor in the portfolio during 2011 after drawing down on its line of credit, raising the probability of bankruptcy for the 121-year-old company. We had expected Kodak’s patent settlements to cover the cash needs of its printer business, which was anticipated to reach breakeven next year. However, Research in Motion and Apple both contested a recent suit, which would delay any cash payments even if Kodak is ultimately victorious. Although Kodak attempted to sell its patent portfolio, potential buyers were in a position to wait them out. Some analysts estimated that Kodak’s patents may be worth five times the company’s total value, but the portfolio exited the position as the current environment offers many attractive opportunities with significant upside, but lower risk.

Bank of America warrants contributed negatively to performance through the year as the stock performed poorly due to fears of another economic slowdown and as the market focused on the risk the company might raise additional capital to meet Basel IIIvii requirements. Bank of America continued to suffer from the uncertainty tied to ongoing lawsuits and losses in its former-Countrywide mortgage business. The market gave Bank of America no credit for its dominant deposit franchise, despite Warren Buffett’s vote of confidence through an investment in preferred shares. Bank of America trades at a deep discount to tangible book and we believe will benefit as housing normalizes and the company’s true earnings power comes into focus.

Telecommunications company Sprint Nextel detracted from performance. Investors responded negatively to news that Sprint would invest in a network rationalization and in subsidies to offer Apple iPhones on its network. Concerns about partner Clearwire also weighed on the shares. While Sprint’s investments in its network and in more attractive handsets have triggered selling from nervous investors, we feel they are the right long-term moves that should help improve margins and addressable market over time. Sprint’s new access to the iPhone should help it compete with Verizon and AT&T. CEO Dan Hesse indicated results are better than even the company expected and backed this up with his first personal

6	Legg Mason Capital Management Opportunity Trust 2011 Annual Report

Fund overview (cont’d)

purchase of stock since becoming CEO. We believe the recent sell-off is overdone and consider Sprint’s risk-reward profile to be attractive at current valuations.

Q. Were there any significant changes to the Fund during the reporting period?

A. We initiated thirty-seven new positions during the year while eliminating twenty-six holdings for a net move of eleven additional holdings, bringing the Fund’s total names to sixty-four. The Fund’s top ten holdings declined to 41.8% of the portfolio from 43.2% in the prior year.

The Fund’s largest new additions were concentrated in the Technology and Financials sectors. In the Tech sector, we purchased printing and imaging company Xerox, tech giants Microsoft and Intel, telecom component maker Corning and semiconductor designer NXP. Meanwhile, we sold out of BlackBerry device maker Research in Motion, enterprise software maker Red Hat, memory chip maker Micron, and software developer CA Inc. In the Financials sector, the Fund swapped Bank of America warrants into its common shares and purchased shares of mortgage REITs Annaly Capital Management, American Capital Agency, American Capital Mortgage Investment and Invesco Mortgage Capital. The Fund also bought shares of online broker E*TRADE Financial and bank holding company New York Community Bancorp, which was later exited. We also participated in the initial public offering (“IPO”) of alternative asset manager Apollo Global Management.

The Fund was active in the Health Care sector as well, purchasing shares of cancer drug developer Dendreon, hospital operator HCA Holdings and generic pharmaceutical company Teva Pharmaceutical, while selling out of biotech company MannKind. The Fund also participated in the IPO of diagnostic test manufacturer BG Medicine.

Elsewhere, the Fund added positions in homebuilder KB Homes, supermarket operator SUPERVALU and aggregates producer Texas Industries. The Fund acquired shares of online travel recommendation provider TripAdvisor following its spin-off from Expedia and swapped its position in General Motors common stock to the automaker’s convertible bonds.

Several large positions were exited during the year, including Eastman Kodak, utility AES Corporation and insurer XL Group. We also eliminated positions in semiconductor manufacturer MEMC Electronic Materials, chemical developer Innospec, wind energy manufacturer Broadwind Energy, foreign exchange trading service FXCM, gaming and hospitality company MGM Resort, and advertiser Digital Generation.

Thank you for your investment in Legg Mason Capital Management Opportunity Trust. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Legg Mason Capital Management, LLC

January 25, 2012

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. International investments are subject to special risks, including currency

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	7

fluctuations and social, economic and political uncertainties, which could increase volatility. Derivatives, such as options, forwards and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The adviser’s investment style may become out of favor and/or the adviser’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in fixed-income securities, including junk bonds, real estate investment trusts, convertible securities, investment companies and exchange-traded funds and large-cap stocks and utilizing leverage. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Ellington Financial LLC (5.4%), United Continental Holdings Inc. (4.9%), Genworth Financial Inc., Class A Shares (4.2%), Pangaea One, LP (4.2%), Assured Guaranty Ltd. (4.1%), Lennar Corp., Class A Shares (4.1%), Ares Capital Corp. (4.0%), Pulte Homes Inc. (3.9%), AP Alternative Assets, LP (3.6%) and MGIC Investment Corp. (3.4%). Please refer to pages 13 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2011 were: Financials (41.3%), Consumer Discretionary (18.9%), Information Technology (18.9%), Industrials (9.4%) and Investment Funds (7.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

[v]	The price-to-book ratio is a stock's price divided by the stock’s per share book value.

vi	The KBW Bank Index is an economic index consisting of the stocks of twenty-four banking companies. The Index serves as a benchmark of the banking sector.

vii	Basel III is a global regulatory standard relating to banks’ capital adequacy and liquidity.

8	Legg Mason Capital Management Opportunity Trust 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2011 and December 31, 2010 and does not include derivatives, such as forward foreign currency contracts and written options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A	-28.29%	$1,000.00	$717.10	1.35%	$5.84	Class A	5.00%	$1,000.00	$1,018.40	1.35%	$6.87
Class C	-28.59	1,000.00	714.10	2.14	9.25	Class C	5.00	1,000.00	1,014.42	2.14	10.87
Class R	-28.42	1,000.00	715.80	1.87	8.09	Class R	5.00	1,000.00	1,015.78	1.87	9.50
Class FI	-28.30	1,000.00	717.00	1.35	5.84	Class FI	5.00	1,000.00	1,018.40	1.35	6.87
Class I	-28.11	1,000.00	718.90	1.00	4.33	Class I	5.00	1,000.00	1,020.16	1.00	5.09

[1]	For the six months ended December 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements. In the absence of compensating balance arrangements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	Legg Mason Capital Management Opportunity Trust 2011 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class FI	Class I
Twelve Months Ended 12/31/11	-34.40%	-34.94%	-34.71%	-34.47%	-34.15%
Five Years Ended 12/31/11	N/A	-13.94	-13.60	-13.41	-13.01
Ten Years Ended 12/31/11	N/A	-0.81	N/A	N/A	0.25
Inception* through 12/31/11	14.95	-0.65	-13.65	-5.04	-0.02

With sales charges[2]	Class A	Class C	Class R	Class FI	Class I
Twelve Months Ended 12/31/11	-38.16%	-35.59%	-34.71%	-34.47%	-34.15%
Five Years Ended 12/31/11	N/A	-13.94	-13.60	-13.41	-13.01
Ten Years Ended 12/31/11	N/A	-0.81	N/A	N/A	0.25
Inception* through 12/31/11	12.62	-0.65	-13.65	-5.04	-0.02

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 12/31/11)	49.99%
Class C (12/31/01 through 12/31/11)	-7.78
Class R (Inception date of 12/28/06 through 12/31/11)	-52.07
Class FI (Inception date of 2/13/04 through 12/31/11)	-33.45
Class I (12/31/01 through 12/31/11)	2.54

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75% . Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, FI and I shares are February 3, 2009, December 30, 1999, December 28, 2006, February 13, 2004 and June 26, 2000, respectively.

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	11

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Capital Management Opportunity Trust vs. S&P 500 Index† — February 3, 2009 - December 2011

Value of $10,000 invested in

Class C Shares of Legg Mason Capital Management Opportunity Trust vs. S&P 500 Index† — December 2001 - December 2011

Value of $1,000,000 invested in

Class R Shares of Legg Mason Capital Management Opportunity Trust vs. S&P 500 Index† — December 28, 2006 - December 2011

12	Legg Mason Capital Management Opportunity Trust 2011 Annual Report

Fund performance (unaudited) (cont’d)

Value of $1,000,000 invested in

Class FI Shares of Legg Mason Capital Management Opportunity Trust vs. S&P 500 Index† — February 13, 2004 - December 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason Capital Management Opportunity Trust vs. S&P 500 Index† — December 2001 - December 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class R, FI and I shares of Legg Mason Capital Management Opportunity Trust on February 3, 2009 (commencement of operations), December 31, 2001, December 28, 2006 (commencement of operations), February 13, 2004 (commencement of operations) and December 31, 2001, respectively, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	13

Schedule of investments

December 31, 2011

Legg Mason Capital Management Opportunity Trust

Security	Shares	Value
Common Stocks — 108.4%
Consumer Discretionary — 15.5%
Hotels, Restaurants & Leisure — 3.0%
Boyd Gaming Corp.	3,483,400	$25,986,164	*
Household Durables — 9.7%
KB HOME	2,300,000	15,456,000
Lennar Corp., Class A Shares	1,800,000	35,370,000
Pulte Homes Inc.	5,400,000	34,074,000	*
Total Household Durables		84,900,000
Internet & Catalog Retail — 2.8%
Amazon.com Inc.	115,000	19,906,500	*(a)
Expedia Inc.	75,150	2,180,853
TripAdvisor Inc.	75,150	1,894,532	*
Total Internet & Catalog Retail		23,981,885
Total Consumer Discretionary		134,868,049
Consumer Staples — 1.7%
Food & Staples Retailing — 1.7%
SUPERVALU Inc.	1,758,000	14,274,960
Energy — 2.3%
Oil, Gas & Consumable Fuels — 2.3%
Chesapeake Energy Corp.	912,400	20,337,396
Financials — 41.3%
Capital Markets — 15.7%
Apollo Global Management LLC, Class A Shares	820,000	10,176,200
Apollo Investment Corp.	1,585,224	10,208,842
Ares Capital Corp.	2,250,000	34,762,500
E*TRADE Financial Corp.	1,621,900	12,910,324	*
Ellington Financial LLC	2,729,225	46,860,793	(b)
Solar Capital Ltd.	988,274	21,830,973
Total Capital Markets		136,749,632
Commercial Banks — 2.3%
Synovus Financial Corp.	14,351,300	20,235,333
Diversified Financial Services — 3.9%
Bank of America Corp.	1,616,610	8,988,352
Citigroup Inc.	950,000	24,994,500
Total Diversified Financial Services		33,982,852
Insurance — 11.3%
Assured Guaranty Ltd.	2,700,000	35,478,000	(a)
Genworth Financial Inc., Class A Shares	5,600,000	36,680,000	*

See Notes to Financial Statements.

14	Legg Mason Capital Management Opportunity Trust 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Capital Management Opportunity Trust

Security	Shares	Value
Insurance — continued
Hartford Financial Services Group Inc.	1,600,000	$26,000,000
Total Insurance		98,158,000
Real Estate Investment Trusts (REITs) — 4.4%
American Capital Agency Corp.	379,900	10,667,592
American Capital Mortgage Investment Corp.	375,770	7,071,991
Annaly Capital Management Inc.	719,800	11,488,008
Invesco Mortgage Capital Inc.	664,900	9,341,845
Total Real Estate Investment Trusts (REITs)		38,569,436
Real Estate Management & Development — 0.3%
Domus Co. Investment Holdings LLC	95,000,000	2,147,000	(c)(d)(e)
Thrifts & Mortgage Finance — 3.4%
MGIC Investment Corp.	7,900,000	29,467,000	*
Total Financials		359,309,253
Health Care — 5.7%
Biotechnology — 0.4%
Dendreon Corp.	500,000	3,800,000	*
Health Care Equipment & Supplies — 1.6%
Boston Scientific Corp.	2,600,000	13,884,000	*
Health Care Providers & Services — 2.8%
CIGNA Corp.	450,000	18,900,000
HCA Holdings Inc.	250,000	5,507,500	*
Total Health Care Providers & Services		24,407,500
Life Sciences Tools & Services — 0.4%
BG Medicine Inc.	657,486	3,103,334	*
Pharmaceuticals — 0.5%
Teva Pharmaceutical Industries Ltd., ADR	118,700	4,790,732
Total Health Care		49,985,566
Industrials — 9.4%
Airlines — 9.4%
Delta Air Lines Inc.	2,800,000	22,652,000	*
United Continental Holdings Inc.	2,250,000	42,457,500	*
US Airways Group Inc.	3,369,543	17,083,583	*
Total Industrials		82,193,083
Information Technology — 18.6%
Computers & Peripherals — 2.5%
Seagate Technology PLC	1,295,700	21,249,480
Electronic Equipment, Instruments & Components — 1.5%
Corning Inc.	1,000,000	12,980,000

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	15

Legg Mason Capital Management Opportunity Trust

Security	Shares	Value
Internet Software & Services — 3.6%
Market Leader Inc.	4,149,107	$11,410,044	*(b)
Monster Worldwide Inc.	2,552,600	20,242,118	*
Total Internet Software & Services		31,652,162
Office Electronics — 2.3%
Xerox Corp.	2,500,000	19,900,000
Semiconductors & Semiconductor Equipment — 6.8%
Integrated Device Technology Inc.	3,940,000	21,512,400	*
Intel Corp.	550,000	13,337,500
NXP Semiconductors NV	591,600	9,092,892	*
Teradyne Inc.	1,140,000	15,538,200	*
Total Semiconductors & Semiconductor Equipment		59,480,992
Software — 1.9%
Jive Software Inc.	75,500	1,208,000	*
Microsoft Corp.	600,000	15,576,000
Total Software		16,784,000
Total Information Technology		162,046,634
Investment Funds — 7.9%
AP Alternative Assets, LP	3,750,000	31,687,500	(e)
Aston Capital Partners, LP	1,298,299	1,043,443	(c)(d)(e)
Pangaea One, LP	42,935,477	36,340,588	(b)(c)(d)(e)
Total Investment Funds		69,071,531
Materials — 0.3%
Construction Materials — 0.3%
Texas Industries Inc.	75,000	2,308,500
Telecommunication Services — 5.7%
Wireless Telecommunication Services — 5.7%
Clearwire Corp., Class A Shares	6,679,900	12,959,006	*
NII Holdings Inc.	716,300	15,257,190	*
Sprint Nextel Corp.	9,198,100	21,523,554	*(f)
Total Telecommunication Services		49,739,750
Total Common Stocks (Cost — $1,189,509,998)		944,134,722
Convertible Preferred Stocks — 3.2%
Consumer Discretionary — 3.0%
Automobiles — 1.9%
General Motors Co.	493,266	16,894,361
Media — 1.1%
Glam Media Inc., Series M1	1,590,393	8,254,139	(c)(d)(e)

See Notes to Financial Statements.

16	Legg Mason Capital Management Opportunity Trust 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Capital Management Opportunity Trust

Security			Shares	Value
Media — continued
Glam Media Inc., Series M1 (Escrow)			227,199	$825,414	(c)(d)(e)
Total Media				9,079,553
Total Consumer Discretionary				25,973,914
Information Technology — 0.2%
Internet Software & Services — 0.2%
Sermo Inc., Series C			2,783,874	1,586,808	(b)(c)(d)(e)
Total Convertible Preferred Stocks (Cost — $64,464,267)				27,560,722

			Face Amount
Convertible Demand Notes — 0.1%
Information Technology — 0.1%
Internet Software & Services — 0.1%
Sermo Inc. (Cost — $1,222,445)			$1,222,445	855,711	(b)(c)(d)(e)

	Rate	Maturity Date
Corporate Bonds & Notes — 0.4%
Consumer Discretionary — 0.4%
Media — 0.4%
Glam Media Inc.	9.000%	12/3/13	3,486,219	3,486,219	(c)(d)(e)
Glam Media Inc. (Escrow)	9.000%	12/3/13	498,031	348,622	(c)(d)(e)
Total Corporate Bonds & Notes (Cost — $7,423,580)				3,834,841

		Expiration Date	Warrants
Warrants — 2.3%
Bank of America Corp.		1/16/19	1,061,246	2,143,717	*
JPMorgan Chase and Co.		10/28/18	2,090,900	17,772,650	*
Total Warrants (Cost — $31,392,086)				19,916,367
Total Investments — 114.4% (Cost — $1,294,012,376#)				996,302,363
Liabilities in Excess of Other Assets — (14.4)%				(125,269,283)
Total Net Assets — 100.0%				$871,033,080

*	Non-income producing security.

(a)	All or a portion of this security is pledged to cover future purchase commitments.

(b)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2011, the total market value of Affiliated Companies was $97,053,944, and the cost was $147,461,399.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Illiquid security.

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	17

Legg Mason Capital Management Opportunity Trust

(e)	Restricted security.

(f)	All or a portion of this security is pledged to cover written options.

#	Aggregate cost for federal income tax purposes is $1,294,955,910.

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Sprint Nextel Corp., Call (Premiums received — $1,736,723)	1/21/12	$5.00	44,498	$44,498

See Notes to Financial Statements.

18	Legg Mason Capital Management Opportunity Trust 2011 Annual Report

Statement of assets and liabilities

December 31, 2011

Assets:
Investments in unaffiliated securities, at value (Cost — $1,146,550,977)	$899,248,419
Investments in affiliated securities, at value (Cost — $147,461,399)	97,053,944
Cash	130,682
Receivable for securities sold	7,483,762
Dividends and interest receivable	2,594,599
Receivable for Fund shares sold	452,791
Prepaid expenses	77,238
Total Assets	1,007,041,435

Liabilities:
Loan payable (Note 7)	126,000,000
Payable for Fund shares repurchased	6,201,259
Payable for securities purchased	1,020,286
Investment management fee payable	596,603
Service and/or distribution fees payable	539,305
Interest payable	427,008
Written options, at value (premiums received — $1,736,723)	44,498
Accrued expenses	1,179,396
Total Liabilities	136,008,355
Total Net Assets	$871,033,080

Net Assets:
Par value (Note 8)	$118,824
Paid-in capital in excess of par value	3,211,705,601
Undistributed net investment income	8,778,516
Accumulated net realized loss on investments, written options and foreign currency transactions	(2,053,552,073)
Net unrealized depreciation on investments and written options	(296,017,788)
Total Net Assets	$871,033,080

Shares Outstanding:
Class A	5,387,089
Class C	83,263,795
Class R	528,148
Class FI	1,449,947
Class I	28,195,287

Net Asset Value:
Class A (and redemption price)	$7.30
Class C*	$7.17
Class R (and redemption price)	$7.48
Class FI (and redemption price)	$7.55
Class I (and redemption price)	$7.80
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$7.75

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	19

Statement of operations

For the Year Ended December 31, 2011

Investment Income:
Dividends from unaffiliated investments	$19,732,719
Dividends from affiliated investments	8,143,316
Interest	42,117
Less: Foreign taxes withheld	(24,062)
Total Investment Income	27,894,090

Expenses:
Investment management fee (Note 2)	10,909,530
Service and/or distribution fees (Notes 2 and 5)	10,032,133
Interest expense (Note 7)	2,376,517
Transfer agent fees (Note 5)	1,595,066
Legal fees	156,241
Fund accounting fees	124,344
Directors’ fees	104,624
Audit and tax	61,746
Registration fees	25,628
Shareholder reports	15,360
Insurance	10,548
Custody fees	10,392
Miscellaneous expenses	22,864
Total Expenses	25,444,993
Net Investment Income	2,449,097

Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(38,821,208)	†
Written options	944,060
Foreign currency transactions	(3,321,201)
Net Realized Loss	(41,198,349)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(532,633,952)
Written options	1,692,225
Foreign currencies	(2,274,045)
Change in Net Unrealized Appreciation (Depreciation)	(533,215,772)
Net Loss on Investments, Written Options and Foreign Currency Transactions	(574,414,121)
Decrease in Net Assets From Operations	$(571,965,024)

†	Includes $127,004,390 of net realized loss on the sale of shares of Affiliated Companies.

See Notes to Financial Statements.

20	Legg Mason Capital Management Opportunity Trust 2011 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2011	2010

Operations:
Net investment income (loss)	$2,449,097	$(13,323,959)
Net realized gain (loss)	(41,198,349)	62,504,873
Change in net unrealized appreciation (depreciation)	(533,215,772)	247,381,240
Increase (Decrease) in Net Assets From Operations	(571,965,024)	296,562,154

Distributions to Shareholders from (Notes 1 and 6):
Net investment income	(3,500,004)	—
Decrease in Net Assets From Distributions to Shareholders	(3,500,004)	—

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	115,230,333	235,549,914
Reinvestment of distributions	3,213,633	—
Cost of shares repurchased	(625,934,019)	(542,003,239)
Decrease in Net Assets From Fund Share Transactions	(507,490,053)	(306,453,325)
Decrease in Net Assets	(1,082,955,081)	(9,891,171)

Net Assets:
Beginning of year	1,953,988,161	1,963,879,332
End of year*	$871,033,080	$1,953,988,161
* Includes undistributed net investment income of:	$8,778,516	$7,210,165

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	21

Statement of cash flows

For the Year Ended December 31, 2011

Increase (Decrease) in Cash:

Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(571,965,024)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(516,070,934)
Proceeds from sales of portfolio securities	1,021,974,053
Net purchases and maturities of short-term investments	16,933,964
Increase in receivable for securities sold	(7,483,762)
Increase in dividends and interest receivable	(1,221,129)
Increase in prepaid expenses	(77,238)
Increase in payable for securities purchased	1,020,286
Decrease in investment management fee payable	(683,199)
Decrease in Directors' fee payable	(2,104)
Decrease in interest payable	(405,075)
Decrease in accrued expenses	(614,987)
Premiums received from written options	2,680,783
Net realized loss on investments and written options	38,016,342
Change in net unrealized depreciation of investments, written options and foreign currencies	533,215,772
Net Cash Provided by Operating Activities	$515,317,748

Cash Flows From Financing Activities:
Distributions paid	$(286,371)
Payments on shares redeemed	(452,901,811)
Decrease in loan payable	(62,000,000)
Net Cash Used by Financing Activities	(515,188,182)
Net Increase in Cash	129,566
Cash at beginning of year	1,116
Cash at end of year	$130,682
Supplemental Disclosure of Cash Flow Information:
Cash paid for interest on borrowings	$2,781,592

Non-Cash Financing Activities:
Reinvestment of distributions	$3,213,633
Redemptions-in-kind	57,020,267

See Notes to Financial Statements.

22	Legg Mason Capital Management Opportunity Trust 2011 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2011	2010	2009[2]

Net asset value, beginning of year	$11.18	$9.52	$4.89

Income (loss) from operations:
Net investment income (loss)	0.06	(0.02)	0.01
Net realized and unrealized gain (loss)	(3.89)	1.68	4.62
Total income (loss) from operations	(3.83)	1.66	4.63

Less distributions from:
Net investment income	(0.05)	—	—
Total distributions	(0.05)	—	—

Net asset value, end of year	$7.30	$11.18	$9.52
Total return[3]	(34.40)%	17.44%	94.68%

Net assets, end of year (000s)	$39,312	$95,232	$85,327

Ratios to average net assets:
Gross expenses[4]	1.34%	1.31%	1.41%[5]
Net expenses[4,6]	1.34	1.31	1.41 [5]
Net investment income (loss)	0.61	(0.20)	0.14 [5]

Portfolio turnover rate	33%	29%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the Fund invests.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	23

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C Shares[1,2]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$11.02	$9.45	$5.16	$16.86	$18.94

Income (loss) from operations:
Net investment loss	(0.01)	(0.10)	(0.03)	(0.10)	(0.19)
Net realized and unrealized gain (loss)	(3.84)	1.67	4.32	(10.01)	(0.11)
Total income (loss) from operations	(3.85)	1.57	4.29	(10.11)	(0.30)

Less distributions from:
Net investment income	—	—	—	(0.00) [3]	—
Net realized gains	—	—	—	(1.59)	(1.78)
Total distributions	—	—	—	(1.59)	(1.78)

Net asset value, end of year	$7.17	$11.02	$9.45	$5.16	$16.86
Total return[4]	(34.94)%	16.61%	83.14%	(65.49)%	(1.57)%

Net assets, end of year (000s)	$596,963	$1,357,924	$1,423,839	$984,198	$4,632,504

Ratios to average net assets:
Gross expenses[5]	2.12%	2.08%	2.05%	2.22%	2.36%
Net expenses[5,6]	2.12	2.08	2.05	2.22	2.36
Net investment loss	(0.15)	(0.97)	(0.41)	(0.86)	(0.93)

Portfolio turnover rate	33%	29%	25%	52%	44%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the underlying funds in which the Fund invests.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

24	Legg Mason Capital Management Opportunity Trust 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class R Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$11.47	$9.80	$5.33	$17.27	$19.28

Income (loss) from operations:
Net investment income (loss)	0.02	(0.06)	(0.01)	(0.11)	0.05
Net realized and unrealized gain (loss)	(4.00)	1.73	4.48	(10.24)	(0.28)
Total income (loss) from operations	(3.98)	1.67	4.47	(10.35)	(0.23)

Less distributions from:
Net investment income	(0.01)	—	—	—	—
Net realized gains	—	—	—	(1.59)	(1.78)
Total distributions	(0.01)	—	—	(1.59)	(1.78)

Net asset value, end of year	$7.48	$11.47	$9.80	$5.33	$17.27
Total return[2]	(34.71)%	17.04%	83.86%	(65.32)%	(1.18)%

Net assets, end of year (000s)	$3,948	$16,682	$15,249	$6,810	$11,535

Ratios to average net assets:
Gross expenses[3]	1.74%	1.67%	1.71%	1.88%	2.36%
Net expenses[3],4	1.74	1.67	1.71	1.88	2.36
Net investment income (loss)	0.16	(0.56)	(0.08)	(0.95)	0.24

Portfolio turnover rate	33%	29%	25%	52%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the underlying funds in which the Fund invests.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	25

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class FI Shares[1,2]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$11.56	$9.86	$5.37	$17.33	$19.28

Income (loss) from operations:
Net investment income (loss)	0.06	(0.04)	0.01	0.05	(0.03)
Net realized and unrealized gain (loss)	(4.03)	1.74	4.48	(10.42)	(0.14)
Total income (loss) from operations	(3.97)	1.70	4.49	(10.37)	(0.17)

Less distributions from:
Net investment income	(0.04)	—	—	—	—
Net realized gains	—	—	—	(1.59)	(1.78)
Total distributions	(0.04)	—	—	(1.59)	(1.78)

Net asset value, end of year	$7.55	$11.56	$9.86	$5.37	$17.33
Total return[3]	(34.47)%	17.24%	83.61%	(65.20)%	(0.87)%

Net assets, end of year (000s)	$10,953	$23,527	$32,355	$20,483	$1,705,269

Ratios to average net assets:
Gross expenses[4]	1.39%	1.46%	2.37%	1.50%	1.67%
Net expenses[4],5	1.39	1.46	1.59 [6]	1.50	1.67
Net investment income (loss)	0.55	(0.36)	0.07	0.38	(0.16)

Portfolio turnover rate	33%	29%	25%	52%	44%

[1]	As of October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include expenses of the underlying funds in which the Fund invests.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Legg Mason Capital Management Opportunity Trust 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1,2]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$11.94	$10.14	$5.47	$17.59	$19.48

Income (loss) from operations:
Net investment income	0.10	0.01	0.05	0.02	0.03
Net realized and unrealized gain (loss)	(4.15)	1.79	4.62	(10.55)	(0.14)
Total income (loss) from operations	(4.05)	1.80	4.67	(10.53)	(0.11)

Less distributions from:
Net investment income	(0.09)	—	—	—	—
Net realized gains	—	—	—	(1.59)	(1.78)
Total distributions	(0.09)	—	—	(1.59)	(1.78)

Net asset value, end of year	$7.80	$11.94	$10.14	$5.47	$17.59
Total return[3]	(34.15)%	17.75%	85.37%	(65.15)%	(0.55)%

Net assets, end of year (000s)	$219,857	$460,623	$407,109	$224,036	$979,708

Ratios to average net assets:
Gross expenses[4]	0.99%	1.01%	0.99%	1.18%	1.32%
Net expenses[4],5	0.99	1.01	0.99	1.18	1.32
Net investment income	0.98	0.12	0.63	0.15	0.16

Portfolio turnover rate	33%	29%	25%	52%	44%

[1]	On October 5, 2009, Institutional shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include expenses of the underlying funds in which the Fund invests.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Capital Management Opportunity Trust (“Fund”) is a separate non-diversified investment series of Legg Mason Investment Trust, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28	Legg Mason Capital Management Opportunity Trust 2011 Annual Report

Notes to financial statements (cont’d)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Financials	$357,162,253	—	$2,147,000	$359,309,253
Investment funds	—	$31,687,500	37,384,031	69,071,531
Other common stocks	515,753,938	—	—	515,753,938
Convertible preferred stocks:
Consumer discretionary	16,894,361	—	9,079,553	25,973,914
Information technology	—	—	1,586,808	1,586,808
Convertible demand notes	—	—	855,711	855,711
Corporate bonds & notes	—	—	3,834,841	3,834,841
Warrants	19,916,367	—	—	19,916,367
Total	$909,726,919	$31,687,500	$54,887,944	$996,302,363

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Written options	$44,498	—	—	$44,498

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	29

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Common Stocks	Convertible Preferred Stocks	Convertible Demand Notes		Corporate Bonds & Notes	Total
Balance as of December 31, 2010	$62,681,146	$34,637,369	$1,222,445	†	—	$98,540,960
Accrued premiums/discounts	—	—	—		—	—
Realized gain (loss)[1]	1,060,919	—	—		—	1,060,919
Change in unrealized appreciation (depreciation)[2]	(6,957,317)	(16,547,428)	(366,734)		$(3,588,739)	(27,460,218)
Purchases	10,434,755	17,576,420	—		7,423,580	35,434,755
Sales	(27,688,472)	(25,000,000)	—		—	(52,688,472)
Transfers into Level 3	—	—	—		—	—
Transfers out of Level 3	—	—	—		—	—
Balance as of December 31, 2011	$39,531,031	$10,666,361	$855,711		$3,834,841	$54,887,944
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2011[2]	$(6,957,317)	$(11,921,032)	$(366,734)		$(3,588,739)	$(22,833,822)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

†	Prior year information reflects current period classifications.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. The Fund has written covered options to hedge against the risk of fluctuations in the prices of securities held by the Fund or in an attempt to

30	Legg Mason Capital Management Opportunity Trust 2011 Annual Report

Notes to financial statements (cont’d)

increase the Fund’s return. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to attempt to increase the Fund’s return and to hedge some of the overall market volatility in the market and the Fund. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	31

from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Foreign investment risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

32	Legg Mason Capital Management Opportunity Trust 2011 Annual Report

Notes to financial statements (cont’d)

As of December 31, 2011, the Fund held written option contracts with credit related contingent features which had a liability position of $44,498. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2011, the Fund had posted with its counterparties securities as collateral to cover the net liability of these derivatives amounting to $10,412,532.

(h) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment transactions. During the year ended December 31, 2011, the Fund did not receive any commission rebates.

(i) Restricted securities. Certain of the Fund’s investments are restricted as to resale and are valued in accordance with procedures approved by the Board of Directors in absence of readily ascertainable market values.

Security	Number of Units/Shares/ Interest/Par	Acquisition Date(s)		Cost	Fair Value at 12/31/11	Value per Unit/Share	Percent of Net Assets	Distributions Received	Open Commitments
AP Alternative Assets, LP	3,750,000	6/06		$75,000,000	$31,687,500	$8.45	3.64%	—	—
Aston Capital Partners, LP	1,298,299	11/05		1,298,299	1,043,443	$0.80	0.12%	—	—
Domus Co. Investment Holdings LLC	95,000,000	4/07		95,000,000	2,147,000	$0.02	0.25%	—	—
Glam Media Inc., Series M-1, Preferred	1,590,393	12/11		15,379,368	8,254,139	$5.19	0.95%	—	—
Glam Media Inc., Series M-1, Preferred (Escrow)	227,199	12/11		2,197,053	825,414	$3.63	0.09%	—	—
Glam Media Inc., Note 9%	$3,486,219	12/11		6,495,632	3,486,219	$100.00	0.40%	—	—
Glam Media Inc., Note 9% (Escrow)	$498,031	12/11		927,948	348,622	$70.00	0.04%	—	—
Pangaea One, LP	42,935,477	—	A	42,935,477	36,340,588	$0.85	4.17%	$3,645,937	$21,952,134	B
Sermo Inc., Series C, Preferred	2,783,874	8/07		25,000,000	1,586,808	$0.57	0.18%	—	—
Sermo Inc., Convertible Demand Note	$1,222,445	—	C	1,222,445	855,711	$70.00	0.10%	—	—
				$265,456,222	$86,575,444		9.94%	$3,645,937	$21,952,134

A	Acquisition dates were 8/07, 9/07, 1/08, 3/08, 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11 and 10/11.

B	In the normal course of operations, the Fund makes commitments to invest in businesses. At December 31, 2011, the Fund had open commitments of $21,952,134.

C	Acquisition dates were 12/09 and 2/10.

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	33

(j) Illiquid securities. Illiquid securities are those that cannot be sold or disposed of within seven days for approximately the price at which the Fund values the security. Illiquid investments include: repurchase agreements with terms of greater than seven days, restricted securities other than those the advisor has determined are liquid pursuant to guidelines established by the Board of Directors and securities involved in swap, cap, floor and collar transactions, and over-the-counter (“OTC”) options and their underlying collateral. Due to the absence of an active trading market, the Fund may have difficulty valuing or disposing of illiquid securities promptly. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of this distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(m) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

34	Legg Mason Capital Management Opportunity Trust 2011 Annual Report

Notes to financial statements (cont’d)

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(1,537,148)	$(9,776,958)	$11,314,106
(b)	4,156,406	(4,156,406)	—

(a)	Reclassifications are primarily due to a tax net operating loss and tax adjustments associated with securities involved in an in-kind distribution.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distribution from partnerships.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with LMM, LLC (“LMM”). Pursuant to the agreement, LMM provides the Fund with management services for which the Fund pays a fee, calculated daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the Fund up to $100 million and 0.75% of the average daily net assets of the Fund in excess of $100 million.

Legg Mason Capital Management, LLC, formerly Legg Mason Capital Management, Inc., (“LMCM”) serves as investment adviser to the Fund under an investment advisory agreement with LMM. For LMCM’s services to the Fund, LMM (not the Fund) pays LMCM a fee, calculated daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of the Fund up to $100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million.

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	35

Legg Mason Partners Funds Advisor, LLC (“LMPFA”) serves as administrator to the Fund under administration services agreement with LMM. For LMPFA’s services to the Fund, LMM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMPFA has agreed to waive indefinitely all fees payable to it under the agreement. LMM, LMCM and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2011, LMIS and its affiliates received sales charges of approximately $5,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2011, CDSCs paid to LMIS and its affiliates were approximately $57,000 for Class C shares.

Under a Deferred Compensation Plan (the “Plan”), Directors may elect to defer receipt of all or a specified portion of their compensation. A participating Director may select one or more funds managed by affiliates of Legg Mason in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and three Directors of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$516,070,934
Sales	1,014,764,628

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$139,037,116
Gross unrealized depreciation	(437,690,663)
Net unrealized depreciation	$(298,653,547)

36	Legg Mason Capital Management Opportunity Trust 2011 Annual Report

Notes to financial statements (cont’d)

During the year ended December 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2010	—	—
Options written	60,500	$2,680,783
Options exercised	(2)	(78)
Options expired	(16,000)	(943,982)
Written options, outstanding as of December 31, 2011	44,498	$1,736,723

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2011.

LIABILITY DERIVATIVES[1]
Equity Risk
Written options	$44,498

[1]	Generally, the balance sheet location for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Written options	—	$944,060	$944,060
Forward foreign currency contracts	$(3,314,231)	—	(3,314,231)
Total	$(3,314,231)	$944,060	$(2,370,171)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Written options	—	$1,692,225	$1,692,225
Forward foreign currency contracts	$(2,274,045)	—	(2,274,045)
Total	$(2,274,045)	$1,692,225	$(581,820)

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	37

During the year ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$1,759,169
Forward foreign currency contracts (to buy)†	23,606,930
Forward foreign currency contracts (to sell)†	124,007,125

†	At December 31, 2011, there were no open positions held in this derivative.

5. Class specific expenses

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A, C, R and FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are computed daily and payable monthly.

The Rule 12b-1 plans for Class R and Class FI of the Fund provide for payments of distribution and service fees to LMIS at an annual rate of up to 0.75% and 0.40% of the average daily net assets of each class, respectively, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors of the Fund has currently approved payments under the plans of 0.50% and 0.25% of the average daily net assets of Class R and Class FI shares, respectively.

For the year ended December 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$164,983	$74,824
Class C	9,772,379	1,397,315
Class R	53,261	28,165
Class FI	41,510	28,467
Class I	—	66,295
Total	$10,032,133	$1,595,066

6. Distributions to shareholders by class

	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Investment Income:
Class A	$326,865	—
Class C	—	—
Class R	14,078	—
Class FI	62,698	—
Class I	3,096,363	—
Total	$3,500,004	—

38	Legg Mason Capital Management Opportunity Trust 2011 Annual Report

Notes to financial statements (cont’d)

7. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. The 364-day revolving Credit Agreement matures on March 1, 2012. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2011.

The Fund may borrow for investment purposes, also known as “leveraging,” from separate lines of credit totaling $300 million (“Leveraging Credit Agreements”). The 364-day revolving Leverage Credit Agreements mature on March 1, 2012. Leverage is the ability to earn a return on a capital base that is larger than the Fund’s net assets. Use of leverage can magnify the effects of changes in the value of the Fund’s investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. Borrowings under the Leveraging Credit Agreements bear interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin.

For the year ended December 31, 2011, the Fund had average daily borrowings from the Leveraging Credit Agreements of $169,560,548 at an average annual interest rate of 1.38%. As of December 31, 2011, the Fund had $126,000,000 in borrowings outstanding.

8. Capital shares

At December 31, 2011, there were 100,000,000, 650,000,000, 500,000,000, 250,000,000 and 200,000,000 shares authorized at $0.001 par value for the Fund’s Class A, Class C, Class R, Class FI and Class I, respectively. Each class of shares represents an identical interest and has the same rights except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,211,438	$11,096,816	2,930,074	$30,730,923
Shares issued on reinvestment	31,552	321,206	—	—
Shares repurchased	(4,373,281)	(41,229,817)	(3,377,187)	(33,905,425)
Net decrease	(3,130,291)	$(29,811,795)	(447,113)	$(3,174,502)

Class C
Shares sold	2,924,617	$27,038,785	6,258,322	$63,869,581
Shares repurchased	(42,886,679)	(394,418,666)	(33,638,682)	(338,320,951)
Net decrease	(39,962,062)	$(367,379,881)	(27,380,360)	$(274,451,370)

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	39

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Class R
Shares sold	286,043	$2,899,760	414,783	$4,362,928
Shares issued on reinvestment	1,347	14,078	—	—
Shares repurchased	(1,214,068)	(11,074,639)	(516,568)	(5,341,886)
Net decrease	(926,678)	$(8,160,801)	(101,785)	$(978,958)

Class FI
Shares sold	642,851	$5,536,463	863,510	$9,346,529
Shares issued on reinvestment	5,936	62,503	—	—
Shares repurchased	(1,233,155)	(12,494,861)	(2,110,183)	(22,476,997)
Net decrease	(584,368)	$(6,895,895)	(1,246,673)	$(13,130,468)

Class I
Shares sold	7,017,467	$68,658,509	11,486,262	$127,239,953
Shares issued on reinvestment	259,525	2,815,846	—	—
Shares repurchased	(17,646,588)	(166,716,036)	(13,081,430)	(141,957,980)
Net decrease	(10,369,596)	$(95,241,681)	(1,595,168)	$(14,718,027)

9. Transactions with affiliated companies

An “Affiliated Company,” as defined in the 1940 Act, includes a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected by the Fund in shares of such companies for the year ended December 31, 2011:

Company	Affiliate Mkt Value at 12/31/10	Purchased		Sold		Amortization Div/Interest Income	Affiliate Mkt Value at 12/31/11	Realized Gain (Loss)
		Cost	Shares/Par	Cost	Shares/Par
Boyd Gaming Corp.[1]	$47,700,000			$13,069,416	1,016,600		—	$(6,380,058)
DG FastChannel Inc.[1]	46,208,000			25,888,818	1,600,000		—	8,686,230
Eastman Kodak Co.[1]	99,160,000			158,897,171	18,500,000		—	(129,636,007)
Ellington Financial LLC	75,368,913			14,445,463	659,665	$8,143,316	$46,860,793	(2,168,318)
Market Leader Inc.	7,942,892			1,921,954	363,900		11,410,044	(1,152,174)
Ning Inc.[1,2]	29,626,396						—	—
Pangaea One, LP	38,962,146	$10,434,755	N/A	2,925,852	N/A		36,340,588	3,645,937
Sermo Inc., Series C, Preferred	5,010,973						1,586,808
Sermo Inc., Convertible Demand Note	1,222,445						855,711
	$351,201,765	$10,434,755		$217,148,674		$8,143,316	$97,053,944	$(127,004,390)

[1]	This company is no longer an Affiliated Company.

[2]	Ning Inc. was acquired by Glam Media Inc. on December 5, 2011.

40	Legg Mason Capital Management Opportunity Trust 2011 Annual Report

Notes to financial statements (cont’d)

10. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2011, the Fund had redemptions-in-kind with total proceeds in the amount of $57,020,267. The net realized losses on these redemptions-in-kind amounted to $11,107,589, which will not be realized for tax purposes.

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31 was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$3,500,004	—

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(2,036,117,211)
Other book/tax temporary differences(a)	(7,712,812)
Unrealized appreciation (depreciation)(b)	(296,961,322)
Total accumulated earnings (losses) — net	$(2,340,791,345)

*	As of December 31, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No Expiration	$(89,516,673)**
12/31/2016	(1,124,817,098)
12/31/2017	(821,783,440)
$(2,036,117,211)

These amounts will be available to offset any future taxable capital gains.

**	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund's other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, book/tax differences in the treatment of distributions from certain investments and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, book/tax differences in the treatment of limited partnership investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

12. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Legg Mason Capital Management Opportunity Trust 2011 Annual Report	41

Report of independent registered public accounting firm

To the Board of Directors of Legg Mason Investment Trust, Inc. and to the Shareholders of Legg Mason Capital Management Opportunity Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Capital Management Opportunity Trust (the “Fund”) at December 31, 2011, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2012

42	Legg Mason Capital Management Opportunity Trust

Board approval of management and investment advisory agreements (unaudited)

At its November 2011 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with LMM LLC (the “Manager”) and the investment advisory agreement (the “Advisory Agreement”) with Legg Mason Capital Management, LLC (the “Adviser”). The directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), met on October 12, 2011, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Management and Advisory Agreements, respectively. At such October meeting the Independent Directors received a presentation from the Adviser, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, supplemental materials were provided as requested. The Independent Directors further discussed renewal of the Management and Advisory Agreements in executive session held on November 16, 2011.

In voting to approve continuance of the Agreements, the Board, including the Independent Directors, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Advisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily

Legg Mason Capital Management Opportunity Trust	43

responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the independent contract consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted the Fund’s underperformance during the 1, 3, 5 and 10 years ended June 30, 2011 resulted in fifth quintile performance rankings. In evaluating the Adviser’s performance, the Board concluded that the Adviser’s investment style is fundamentally sound and that the Adviser has capable personnel and adequate resources. The Board noted that the Adviser’s investment style is relatively more volatile and has experienced specific periods of significant underperformance, including during the extreme market and credit conditions in 2008 and 2009, which have negatively impacted performance. The Board further considered the Adviser’s commitment to, and past history of, continual improvement and enhancement of its investment process, including steps taken by the Adviser to improve performance and risk awareness, and that the Fund had outperformed its benchmark since the March 2009 market bottom. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account any fees foregone and expense reimbursements by the Manager) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager

44	Legg Mason Capital Management Opportunity Trust

Board approval of management and investment advisory agreements (unaudited) (cont’d)

reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were competitive (fourth quintile) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2011, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex and the currently existing breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

Legg Mason Capital Management Opportunity Trust	45

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason Capital Management Opportunity Trust (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Directors and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors[1]
Ruby P. Hearn
Year of birth	1940
Position with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Arnold L. Lehman
Year of birth	1944
Position with Fund	Lead Independent Director
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Robin J.W. Masters
Year of birth	1955
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

46	Legg Mason Capital Management Opportunity Trust

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors[1] cont’d
Jill E. McGovern
Year of birth	1944
Position with Fund	Director
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman
Year of birth	1942
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other directorships held by Director during past five years	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien
Year of birth	1945
Position with Fund	Director
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other directorships held by Director during past five years	Director of Technology Investment Capital Corp.

Legg Mason Capital Management Opportunity Trust	47

Independent Directors[1] cont’d
S. Ford Rowan
Year of birth	1943
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Robert M. Tarola
Year of birth	1950
Position with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

48	Legg Mason Capital Management Opportunity Trust

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Directors[3]
Mark R. Fetting
Year of birth	1954
Position(s) with Fund	Chairman and Director
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Director	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other directorships held by Director during past five years	None
R. Jay Gerken Legg Mason 620 Eighth Avenue, New York NY 10018
Year of birth	1951
Position(s) with Fund	President and Director
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Director	161
Other board memberships held by Director during past five years	None
Jennifer W. Murphy
Year of birth	1964
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Operations Officer of LMM LLC since 1999; President, CEO and Manager of Legg Mason Capital Management, LLC and predecessors since 1998.
Number of funds in fund complex overseen by Director	1
Other directorships held by Director during past five years	None

Legg Mason Capital Management Opportunity Trust	49

Executive Officers
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Fund	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

50	Legg Mason Capital Management Opportunity Trust

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Executive Officers cont’d
Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1974
Position(s) with Fund	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with LMPFA (since 2010); formerly, Assistant Vice President of Legg Mason & Co. (2007 to 2011); Assistant Controller of certain mutual funds associated with LMPFA (prior to 2007); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JPMorgan Chase & Co. (prior to 2005)

[1]

Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Directors Committee (chair: Arnold L. Lehman).

[2]

Officers of the Fund are elected to serve until their successors are elected and qualified. Directors of the Fund serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Fetting, Mr. Gerken and Ms. Murphy are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

Legg Mason Capital Management Opportunity Trust	51

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2011:

Record date:	6/29/2011
Payable date:	6/30/2011
Ordinary Income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%

Please retain this information for your records.

Legg Mason Capital Management

Opportunity Trust

Directors

Mark R. Fetting

Chairman

R. Jay Gerken

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

LMM, LLC

Investment adviser

Legg Mason Capital Management, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Opportunity Trust

The Fund is a separate investment series of Legg Mason Investment Trust, Inc.

Legg Mason Capital Management Opportunity Trust

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Opportunity Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

LEGG MASON INVESTMENT TRUST, INC.

Legg Mason Capital Management Opportunity Trust

SUPPLEMENT DATED FEBRUARY 24, 2012

TO THE FUND’S PROSPECTUS, DATED MAY 1, 2011

The following information supplements the fund’s Prospectus:

On February 23, 2012, the Board of Legg Mason Capital Management Opportunity Trust (series of Legg Mason Investment Trust, Inc.) (the “Fund”) approved an Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized as a new series (the “New Fund”) of a new Maryland statutory trust, Legg Mason Investment Trust (the “New Trust”). Currently, the Fund is organized as a series of a Maryland corporation.

The Declaration of Trust (“Declaration”) for the New Trust provides flexibility to the trustees in the conduct of the New Trust’s business and in the governance of the New Trust and broad authority consistent with Maryland law. Many of the provisions of the Declaration are designed to permit the New Trust to operate efficiently and in a cost effective manner.

Description of the Reorganization

The reorganization will be a shell reorganization and will therefore not result in the combination of assets of the Fund with any other fund. After the reorganization, shareholders will hold the same proportionate interest in the same portfolio of assets as they held immediately prior to the reorganization. Immediately after the reorganization, the New Fund will have the same portfolio management team, investment objective, strategies, policies and restrictions, the same class structure and fees, and the same Board members and officers as its predecessor Fund. The New Fund will have management agreements, distribution plans, distribution agreements, other service agreements, and policies and procedures identical to those of the Fund. No sales load, deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the reorganization.

Summary of the Agreement and Plan of Reorganization

The Agreement and Plan of Reorganization contemplates the transfer of all of the assets of the Fund to the New Fund in exchange solely for the New Fund’s assumption of all of the liabilities of the Fund and shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of the Fund.

THIS IS NOT PART OF THE ANNUAL REPORT

Under the Agreement and Plan of Reorganization, the Fund would then distribute those New Fund shares to its shareholders, so that each shareholder’s account in the New Fund has the same value immediately after the reorganization as did that shareholder’s account in the Fund immediately before the reorganization. Shareholders of the Fund would receive the same class of shares of the New Fund as they owned in the Fund.

Tax Information

Legg Mason expects the reorganization to qualify as a “reorganization” as defined in Section 368 of the Internal Revenue Code of 1986, as amended. As a result, it is expected that neither the Fund nor their shareholders would recognize gain or loss as a direct result of the reorganization and that the aggregate tax basis in the New Fund shares received by each Fund shareholder would be the same as the shareholder’s aggregate tax basis in the Fund shares. You should talk to your tax advisor about any state, local and other tax consequences of the Fund’s reorganization.

Timing and Costs

It is anticipated that the reorganization of the Fund will occur on or about April 30, 2012. The costs of the reorganization will be borne by Legg Mason and the Fund.

Differences in Shareholder Rights

The reorganization will result in changes to fund governance both as a result of the change in governing law from the Maryland General Corporate Law (“MGCL”) to the Maryland Statutory Trust Act and as a result of differences between the charters of the Fund and the Declaration of the New Fund. A list of significant changes to fund governance as a result of the reorganization follows:

•

Voting Power.  The Articles of Incorporation of the Fund currently grant each share of stock one vote. The Declaration provides each share of stock with the number of votes equal to the net asset value of the share, expressed in dollars. This could alter the relative voting power for shareholders of different series in fund-wide or Trust-wide votes (such as a vote to elect trustees) as there are differences in the net asset value per share between classes and between funds.

•	Written Consent of Shareholders. For the Fund to take action by written consent of its shareholders, the MGCL requires unanimous consent of the

THIS IS NOT PART OF THE ANNUAL REPORT

shareholders (except that in the election of directors, the approval of the votes that would be required in a normal shareholder vote are sufficient). Under the Declaration, action may be taken by written consent for any matter with the approval of the same number of votes that would be required at a shareholder meeting.

•

Charter Amendments.  Under the Fund’s Articles of Incorporation and the MGCL, charter amendments must generally be approved by a majority of shareholders. Amendments to the Declaration require only Board approval. The Fund and the New Fund must nevertheless comply with the 1940 Act, which sets out certain standards of corporate governance, including requirements relating to capital structure, matters on which shareholders have a right to vote, board composition and operating policies. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders.

•

Removal of a Director.  Under the MGCL, shareholders of the Fund may remove a director with a majority vote. Under the Declaration, shareholders can remove a trustee only with approval of 2/3 of the voting power.

•

Redemption of Shares by the Fund.  The Articles of Incorporation of the Fund state that the Fund can redeem all the shares that a shareholder owns if the aggregate net asset value of the shareholder’s shares have fallen below a minimum dollar amount set by the Board. The Declaration would allow the New Fund to redeem some or all of the shares of a shareholder for any reason, including to pay small account fees. The Declaration also provides that the New Trust may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the New Trust with identification or if the New Trust is unable to verify the information received from the shareholder. The trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

•

Derivative Actions.  There are no provisions relating to shareholder derivative actions in the Fund’s Articles of Incorporation. Under Maryland law, the MGCL and applicable case law at the time of a particular

THIS IS NOT PART OF THE ANNUAL REPORT

derivative action will establish any requirements or limitations with respect to shareholder derivative actions. The Declaration provides a detailed process for the bringing of derivative actions in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the New Fund or its shareholders as a result of spurious demands and derivative actions. A plaintiff may be responsible for the Fund’s costs related to litigation brought in violation of these provisions.

•

Ability to Inspect Books and Records.  Under the MGCL, the Fund is required to permit 5% shareholders to inspect the Fund’s books of account and stock ledger. The Declaration allows shareholders to inspect the records, documents, accounts and books only with the trustees’ approval.

*    *    *    *    *

This supplement should be retained with your Prospectus for future reference.

LMFX014308

THIS IS NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013155 2/12 SR12-1600

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Arthur S. Mehlman and Robert M. Tarola possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $63,961 in December 31, 2010 and $56,333 in December 31, 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2010 and $0 in December 31, 2011.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,500 in December 31, 2010 and $4,600 in December 31, 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Investment Trust, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Investment Trust, Inc.requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Investment Trust, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2010 and December 31, 2011; Tax Fees were 100% and 100% for December 31, 2010 and December 31, 2011; and Other Fees were 100% and 100% for December 31, 2010 and December 31, 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Investment Trust Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Investment Trust, Inc. during the reporting period were $0 in 2010 and $0 in 2011.

(h) Yes. Legg Mason Investment Trust, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Investment Trust, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Investment Trust, Inc.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President
Legg Mason Investment Trust, Inc.

Date:	February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President
Legg Mason Investment Trust, Inc.

Date:	February 27, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Investment Trust, Inc.

Date:	February 27, 2012